Broadview Networks Holdings, Inc. Company Overview Updated on August 31, 2016 Quarter Ended June 30, 2016 © Broadview Networks Holdings, Inc.

Safe Harbor Statement This presentation may contain forward-looking statements, including statements regarding, among other items, the Company’s expected financial position, business, risk factors and financing plans. These statements may be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “estimates,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements are subject to a number of uncertainties and risks, many of which are outside of Broadview’s control that could cause actual results to differ materially from such statements. Some of these risks can be found in Broadview's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. Adjusted EBITDA, Free Cash Flow and other financial measures as presented herein are not necessarily comparable with those of other companies. Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, severance and related separation and retention costs, certain non-recurring professional fees, post-petition reorganization items, early lease termination costs and certain other adjustments. Adjusted EBITDA is not a measure of financial performance under GAAP. Adjusted EBITDA is a non- GAAP financial measure used by our management, together with financial measures prepared in accordance with GAAP such as net loss, income from operations and revenues, to assess our historical and prospective operating performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as of a result of new information, future events or otherwise. © Broadview Networks Holdings, Inc. 2

Broadview Highlights © Broadview Networks Holdings, Inc. 3 Proprietary Cloud-Based UCaaS Platform – We Own It 100% Cloud, using specialized protocols and advanced web technologies to deliver responsive, user-centric services. Voice, presence, chat, contact center, video/web collaboration, CRM integration and mobile applications, managed through an industry-leading portal Nationwide Distribution National sales team supporting nationwide channel partners and customers Unlevered Free Cash Flow 16% LTM Adjusted EBITDA margin and ~8% LTM free cash flow margin Proprietary Support Services and Systems Leverages Integrated Operational Support System (OSS) to provide award-winning portals for customers and channel partners resulting in industry leading customer satisfaction Top Ten National Provider of Unified Communication Services Serving business customers of all sizes nationwide

Broadview NETWORKS

Cloud Services – Delivered!

$89 Million Cloud Business[1]

~ 165K End-User Licenses
~ 7,200 Customer Accounts

\+

Carrier "White Label" of OfficeSuite
License Revenue from Proprietary IP
Data Collocation Revenue

$83M LQA End-User Cloud Revenue → 2Q15 to 2Q16: ~ 19% Pure Cloud Growth; ~ 9% Cloud Access Growth

\+

$6M LQA Wholesale Cloud Revenue → Solid platform for wholesale partners

Corporate Metrics[2]

>20K Total Business Customers

~$980 Avg. Monthly Revenue per Customer

$290M Total Revenue

~ 750 Employees including ~ 115 Sales Reps

~300 Master Agents
Thousands of Distribution Partners Nationwide

(1) LQA Cloud Revenue Qtr ended 6/30/16 includes Cloud Access Revenue
(2) Corporate Metrics as of June 2016

© Broadview Networks Holdings, Inc.

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Empower employees to improve their own work Online collaboration tools included to get work done Know your business with big data & analytics Instantly communicate from any device or office See who is available before try to connect Turn smartphones and laptops into your office Make your business apps UC enabled to save time Add employees and offices anywhere instantly. 5 © Broadview Networks Holdings, Inc. TM  PC and Mobile Softphones  Voicemail Transcription  Call Recording  HD Video, Audio Meeting  Online Fax  Secure chat  Advanced Reporting  Integrations with Google, Microsoft, Salesforce etc.  Call Center Services  Premium Customer Service  24/7 Help  Natively Multi-location  Online management call. chat. meet. connect. done.

ONE CLICK > CHAT. CALL. CONFERENCE. Boost personal productivity by knowing who is online or ready for a call. Connect with team members without scheduling anything. CHANGE & EVOLVE, IN REAL-TIME No more calling the help desk for changes! Adapt the service in an instant from a browser or smartphone. Click and done. ANY DEVICE, ANYWHERE, ANYTIME – GO GO GO Make calls, listen or read voicemail, fax virtually anything, even video conference from a PC, MAC or smartphone. GO FACE-TO-FACE ANYWHERE Collaborate with anyone, anytime and from any device with HD video and audio quality. Share thoughts or the whole screen instantly! WEATHER ANYTHING Staying connected with colleagues and customers has never been easier. Even if your offices are closed, your business is up and running…safe and secure in the cloud. THE ULTIMATE WEB APP ENABLER Employees become more productive when they can unify communications and activities across leading business applications. Unifying All Communications to Improve Flexibility and Productivity ® © Broadview Networks Holdings, Inc. 6

Unified Communications with MyOfficeSuite® Enhancing business efficiency with presence, chat and analytics © Broadview Networks Holdings, Inc. 7 2 2

OfficeSuite® Call Center Services Delivering intelligence and clarity to call centers of all sizes © Broadview Networks Holdings, Inc. 8

Consistently Recognized for Products, Innovations & Support 2015, 2014, 2013 2015, 2014, 2011, 2010 2015, 2014, 2013 2012, 2011 2016, 2015, 2013, 2012, 2010 For Sales & Customer Service Stevie Award © Broadview Networks Holdings, Inc. 9

All Other Traditional Products, 16.2% Traditional Voice Attached to a T-1, 15.5% T-1 & IP Based Services, 34.5% Cloud Access Services, 8.4% Pure Cloud Services, 25.4% Diversified, High Quality End-User and Wholesale Revenue Base © Broadview Networks Holdings, Inc. 10 (1) Percent of End-User Voice & Data revenue (excludes certain ancillary revenue classified as Voice and Data). 33.8% of End-User Voice and Data Revenue from Cloud-based Services 83.8% of End-User V&D Revenue from Accounts with T1 & IP + Cloud-based Services 20%+ of Wholesale Revenue is Cloud-based End-User Revenue by Product 2Q16 (1) End-User 88% Wholesale 9% Carrier 2% Other 1% Total Revenue by Type 2Q16

$0 - $500 11% $500 - $1,000 12% $1,000 - $5,000 37% $5,000-$10,000 12% > $10,000, 28% $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 Jun '12 Jun '13 Jun '14 Jun '15 Jun '16 Average MRR per End-User Business Customer Q2 2016 Revenue Loss OfficeSuite vs. Non-OfficeSuite (1) (1) Average of monthly revenue loss. Broadview’s calculation of revenue loss is a comprehensive metric and may not be comparable to revenue loss or churn metrics reported by other companies in the industry. End-User Monthly Recurring Revenue (MRR) by Account Size Delivering Enterprise-Grade Systems and Services to Any Size Organization © Broadview Networks Holdings, Inc. 11 Trended Revenue Loss By Account Size (1) 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0-$500 $500-$10,000 >$10,000 2012 2013 2014 2015 LTM 2Q160.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Non-OfficeSuite OfficeSuite BV TOTAL

Compelling OfficeSuite® Cloud Economics © Broadview Networks Holdings, Inc. 12 Greater profitability of Cloud-based OfficeSuite® customers compared to traditional and T-1 access based products - Incremental gross profit margins of SaaS business model achieved on pure cloud revenue Greater expected revenue retention/customer life of OfficeSuite® customers results in greater lifetime value of customer relationship - Revenue loss experience roughly 50% better than T-1 based and traditional telecom products Opportunity for more products per customer in OfficeSuite® bundle

Diversified Channel Strategy with Cloud-based Focus of New Sales Efforts

~ *115 Quota-bearing sales reps across all channels*

- **Direct - 47% of new sales**
  - Dedicated teams focused on new customer acquisition, conversion, renewals and customer retention
  - Operations team up-selling based on existing customer needs
- **Channel Partners - 33% of new sales**
  - Approximately 300 agents
  - Primary go-to-market for cloud-based services nationwide
- **Wholesale - 20% of new sales**
  - Sells our cloud and traditional products and services to other carriers and service providers

- **Sales of End-User Cloud-based Services[1] 60%+**
- **All sales channels selling Cloud-based Services**



Wholesale 20%
Direct 47%
Channel Partners 33%

Last Twelve Months (LTM) as of June 30, 2016.



Cloud Access Services 12%
Pure Cloud Services 50%
NonCloud-based Services 38%

Last Twelve Months (LTM) as of June 30, 2016.

(1) Cloud-based Services includes Cloud Access.

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Extensive Cloud and Network Service Offerings Comprehensive Systems and Product Development Proprietary, Comprehensive and Integrated Software Development We “own the code” and set the development priorities for OfficeSuite ® Phone and build software and applications which provide: • a high degree of automation for service delivery • a higher degree of value beyond just “integrated” services • intuitive interfaces/systems for both customers and our employees • an ability to combine off-the-shelf and customized software and applications for cost-efficient deployments • award-winning internally developed applications in modern, scalable languages © Broadview Networks Holdings, Inc. 14

Broadview’s Back Office Systems Are a Strategic Differentiator © Broadview Networks Holdings, Inc. 15 Building Blocks • Singular applications • Integrated systems • Consolidated data • High degree of automation • System consolidation enabler …A well designed solution What it means… • Higher customer satisfaction • Reduced operating costs • Faster revenue realization • Effective sales experience • Increased sales • Scalable • Adaptable

Broadview NETWORKS®

Completely Integrated Company with Proprietary Cloud/Hosted Platform and OSS

Objective: Create merger of equals with a new, T-based strategy, scale and operational efficiencies

Objective: Enhance scale, diversify product portfolio, expand fiber network

Objective: Allow Broadview to control the developmental roadmap to key OfficeSuite® technology bridgecom
InfoHighway communications
natural convergence
Clearly. Simply. Better
2005
2006
2007
2008
2009
2013
Broadview NETWORKS
atx COMMUNICATIONS
LightWave communications
CommonVoices®

Objective: Improve product offerings and strengthen and increase market footprint

Objective: Strengthen presence in existing market, expand next-gen product portfolio

Objective: Broaden OfficeSuite® IP control, expand next-gen product portfolio

© Broadview Networks Holdings, Inc.
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© Broadview Networks Holdings, Inc. Enhanced Value of Customer Base Revenue $M Cloud is Our Growth Engine Revenue trajectory  Cloud revenue growing and becoming material % of Total Revenue  Legacy/traditional revenue decline slowing as increasingly bundled with Cloud and T-1 & IP Shifting revenue to higher value-added “UCaaS” cloud services  Cloud offers higher margin services for Broadview and enhanced features and functionality for customer  Greater % of revenue coming from larger clients, resulting in reduced churn  Higher life time value of revenue/customers being added compared to revenue/customers churning 30% 30% 28% 29% 27% 27% 50% 47% 45% 45% 43% 42% 20% 23% 27% 26% 30% 31% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2013 2014 2015 2Q-15 1Q-16 2Q-16 Total Revenue % Total Cloud T-1 Acct Revenue Other Revenue 17 '14 / '15 / Q2-16/ '13 '14 Q2-15 End-User Pure Cloud $40.7 $45.5 $53.5 $13.2 $15.0 $15.7 11.6% 17.6% 19.3% End-User Cloud Access 16.9 17.5 19.2 4.7 5.1 5.2 3.4% 9.8% 9.0% End-User Cloud 57.7 63.0 72.7 17.9 20.1 20.9 9.2% 15.5% 16.5% Whls Pure Cloud 1.9 2.4 2.6 0.6 0.7 0.7 30.2% 6.1% 11.6% Whls Cloud Data Collo & Cloud Access 4.0 3.9 3.2 0.8 0.8 0.8 -2.7% -19.6% -0.5% Wholesale Cloud 5.9 6.4 5.8 1.4 1.5 1.5 7.7% -9.8% 4.7% TOTAL CLOUD 63.6 69.4 78.5 19.3 21.6 22.3 9.0% 13.1% 15.7% T-1 & IP Accts 156.1 141.6 130.3 32.8 31.1 31.0 -9.3% -7.9% -5.5% Other Revenue 95.6 89.5 82.3 21.0 19.2 19.5 -6.4% -8.1% -6.8% Total $315.4 $300.5 $291.1 $73.1 $71.9 $72.9 -4.7% -3.1% -0.3% 1Q-16 2Q-162Q-152014Revenue Trend 2013 2015

$40.7 $45.5 $53.5 $58.3 $62.7 $0 $20 $40 $60 $80 $100 2013 2014 2015 LTM 2Q16 LQA 2Q16 Whls Data Collo & Cloud Access Whls Pure Cloud End-User Cloud Access End-User Pure Cloud $13.2 $13.5 $14.2 $15.0 $15.7 $0 $5 $10 $15 $20 $25 2Q15 3Q15 4Q15 1Q16 2Q16 Whls Data Collo & Cloud Access Whls Pure Cloud End-User Cloud Access End-User Pure Cloud Revenue Years $21.6 $19.3 $20.7 $19.8 $M $M Cloud Revenue Trends $22.3 © Broadview Networks Holdings, Inc. 18 Revenue Quarters $84.5 $63.6 $78.5 $69.4 $M $89.4

$21.8 $15.1 $14.2 $21.9 $0 $5 $10 $15 $20 $25 2013 2014 2015 LTM 2Q16 $23.3 $24.2 $25.4 $23.9 $22 $23 $23 $24 $24 $25 $25 $26 $26 2013 2014 2015 LTM 2Q16 $45.1 $39.3 $39.6 $45.8 14.3% 13.1% 13.6% 15.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $15 $30 $45 $60 $75 2013 2014 2015 LTM 2Q16 Reinvesting Free Cash Flow in Transformation • Continued spend to expand OfficeSuite® functionality and service offering • Capital expenditure increase driven by success based expenditures, only made once new revenue is acquired • Redirecting new revenue acquisition spend on nationwide distribution Unlevered Free Cash Flow (1,2) Capital Expenditures Adjusted EBITDA (1) (1) 2013 Adjusted EBITDA and Unlevered Free Cash Flow include add back of $1M non recurring tax charge recorded in 4Q13. (2) Unlevered Free Cash Flow defined as Adjusted EBITDA less Capital Expenditures. $M $M $M © Broadview Networks Holdings, Inc. 19

$9.7 $10.3 $11.4 $11.5 $12.6 13.3% 14.0% 15.8% 16.0% 17.2% 0% 5% 10% 15% 20% -$1 $1 $3 $5 $7 $9 $11 $13 2Q15 3Q15 4Q15 1Q16 2Q16 $19.3 $19.8 $20.7 $21.6 $22.3 $0 $15 $30 $45 $60 $75 $90 2Q15 3Q15 4Q15 1Q16 2Q16 Other Re ve nue T-1 & I P Accts Cloud $3.4 $3.1 $6.3 $5.7 $6.8 $0 $2 $4 $6 $8 2Q15 3Q15 4Q15 1Q16 2Q16 (1) Unlevered Free Cash Flow defined as Adjusted EBITDA less Capital Expenditures. Capital Expenditures Adjusted EBITDA $6.3 $7.2 $5.1 $5.8 $5.8 $0 $2 $4 $6 $8 2Q15 3Q15 4Q15 1Q16 2Q16 Revenue Unlevered Free Cash Flow (1) $71.9 $73.1 $72.1 $73.0 $M $M $M $M Reinvesting Free Cash Flow in Transformation $72.9 © Broadview Networks Holdings, Inc. 20

Balance Sheet © Broadview Networks Holdings, Inc. 21 Components of Debt $M ($ Millions) 12/31/15 06/30/16 Assets Cash and Cash Equivalents $15.2 $15.8 Certificates of Deposit 1.0 1.0 Accounts Receivable 23.2 22.4 Other Current Assets 6.5 6.9 Total Current Assets 45.9 46.1 Gross PP&E 340.3 351.9 Accumulated Depreciation (286.2) (300.1) Property & Equipment, net 54.1 51.8 Goodwill 98.2 98.2 Intangible Assets, net 1.4 1.0 Other Assets 3.3 3.3 Total Assets $202.9 $200.3 Liabilities & Stockholders' Deficiency Current Liabilities $34.4 $32.4 Current Portion of Debt 0.3 0.2 Total Current Liabilities 34.7 32.6 Revolving Credit Facility 12.5 11.5 Long Term Notes 150.0 150.0 Capital Lease Obligations 0.2 0.1 Other Liabilities 16.3 16.5 Total Liabilities 213.7 210.7 Total Stockholders' Deficiency (10.8) (10.4) Liabilities & Stockholders' Deficiency $202.9 $200.3 12/31/15 06/30/16 Revolving Credit Facility $12.5 $11.5 Capital Lease Obligs. (incl. CP) 0.5 0.4 Senior Secured Notes 150. 150.0 Total Debt $163.0 $161.9

Debt and Liquidity © Broadview Networks Holdings, Inc. 22 • Top Down Run Rate – $45.8M LTM Adjusted EBITDA less $23.9M LTM Capex less $17M interest and related debt service • Cash balance at 6/30/16: $15.8M • $7.8M Interest Coupon was paid 5/13/16 • $25M revolving credit facility due October 2017 provided by CIT, $11.5M drawn at 6/30/16 • $150M 10.5% senior secured notes due November 2017

Broadview Highlights © Broadview Networks Holdings, Inc. 23 Proprietary Cloud-Based UCaaS Platform – We Own It 100% Cloud, using specialized protocols and advanced web technologies to deliver responsive, user-centric services. Voice, presence, chat, contact center, video/web collaboration, CRM integration and mobile applications, managed through an industry-leading portal Nationwide Distribution National sales team supporting nationwide channel partners and customers Unlevered Free Cash Flow 16% LTM Adjusted EBITDA margin and ~8% LTM free cash flow margin Proprietary Support Services and Systems Leverages Integrated Operational Support System (OSS) to provide award-winning portals for customers and channel partners resulting in industry leading customer satisfaction Top Ten National Provider of Unified Communication Services Serving business customers of all sizes nationwide

APPENDIX © Broadview Networks Holdings, Inc. 24

EBITDA Reconciliation (Non GAAP measure)

($ in Thousands)	Fiscal Year Ended December 31, 2013	2014	2015	June 30, 2015 (Unaudited)	Sept 30, 2015 (Unaudited)	Dec 31, 2015 (Unaudited)	March 31, 2016 (Unaudited)	June 30, 2016 (Unaudited)
Statement of Operations Data:								
Revenues	$ 315,363	$ 300,469	$ 291,109	$ 73,079	$ 73,040	$ 72,137	$ 71,923	$ 72,865
Cost of revenues (exclusive of depreciation and amortization)	147,505	139,412	129,977	32,313	32,101	31,995	31,309	30,818
Gross profit	167,858	161,057	161,132	40,766	40,939	40,142	40,614	42,047
Selling, general and administrative	124,001	122,354	123,667	31,212	31,188	30,237	29,097	29,844
Depreciation and amortization	32,839	29,831	29,440	7,350	7,348	7,283	7,175	7,134
Income (loss) from operations	11,018	8,872	8,025	2,204	2,403	2,623	4,342	5,069
Reorganization items	(1,072)	-	-	-	-	-	-	-
Interest expense	(17,196)	(16,790)	(16,485)	(4,017)	(4,019)	(4,226)	(4,189)	(4,202)
Interest income	33	23	26	5	6	8	10	8
Loss before provision for income taxes	(7,217)	(7,895)	(8,434)	(1,808)	(1,610)	(1,595)	163	875
Provision for income taxes	(1,264)	(1,332)	(1,358)	(415)	(332)	(280)	(323)	(306)
Net loss	$ (8,481)	$ (9,227)	$ (9,792)	$ (2,223)	$ (1,942)	$ (1,875)	$ (160)	$ 569
Other Financial Data:								
EBITDA	$ 42,785	$ 38,703	$ 37,465	$ 9,554	$ 9,751	$ 9,905	$ 11,517	$ 12,203
Adjusted EBITDA (1)	44,098	39,265	39,622	9,701	10,260	11,406	11,531	12,551
Adjusted EBITDA margin	14.0%	13.1%	13.6%	13.3%	14.0%	15.8%	16.0%	17.2%
Net loss	$ (8,481)	$ (9,227)	$ (9,792)	$ (2,223)	$ (1,942)	$ (1,875)	$ (160)	$ 569
Interest expense	17,196	16,790	16,485	4,017	4,019	4,226	4,189	4,202
Interest income	(33)	(23)	(26)	(5)	(6)	(8)	(10)	(8)
Provision for income taxes	1,264	1,332	1,358	415	332	280	323	306
Depreciation and amortization	32,839	29,831	29,440	7,350	7,348	7,283	7,175	7,134
EBITDA	42,785	38,703	37,465	9,554	9,751	9,905	11,517	12,203
Costs associated with early termination of lease	-	-	-	-	-	-	-	91
Severance and related separation costs	241	562	193	147	46	-	-	-
Professional fees related to strategic initiatives	-	-	696	-	463	233	14	257
Reorganization items	1,072	-	-	-	-	-	-	-
Costs associated with settlements	-	-	1,268	-	-	1,268	-	-
Adjusted EBITDA	44,098	39,265	39,622	9,701	10,260	11,406	11,531	12,551
Capital expenditures (2), (3)	(23,335)	(24,203)	(25,431)	(6,288)	(7,185)	(5,121)	(5,822)	(5,763)
Free Cash Flow (4)	$ 20,763	$ 15,062	$ 14,191	$ 3,413	$ 3,075	$ 6,285	$ 5,709	$ 6,788

(1) Adjusted EBITDA represents net loss before depreciation and amortization, interest income and expense, provision for income taxes, and other non-recurring items described in the table above that are not part of our core operations.

(2) Capital expenditures reflect all additions to PP&E during the calendar year, regardless of timing of cash payments for such purchases. Such presentation differs from the Cash Flow statement in the Company's SEC-filed financial statements.

(3) 2013 capital expenditures includes full pro forma cost of Common Voices acquisition.

(4) Free Cash Flow defined as Adjusted EBITDA less capital expenditures.

© Broadview Networks Holdings, Inc.

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